                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT                           [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT        [ ]
CHECK THE APPROPRIATE BOX:
[X]      PRELIMINARY PROXY STATEMENT
[ ]      CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
            14A-6(e)(2))
[ ]      DEFINITIVE PROXY STATEMENT
[ ]      DEFINITIVE ADDITIONAL MATERIALS
[ ]         SOLICITING MATERIAL PURSUANT TO RULE 14a-11(c) OR RULE 14A-12

                             [PacificNet Logo Here]

                                 PACIFICNET INC.
                                 ---------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)      TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
________________________________________________________________________________
(2)      AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
________________________________________________________________________________
(3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
________________________________________________________________________________
(4)      PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
________________________________________________________________________________
(5)      TOTAL FEE PAID:
[ ]      FEE PREVIOUSLY PAID WITH PRELIMINARY MATERIALS.
[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

(1)  AMOUNT PREVIOUSLY PAID:
________________________________________________________________________________
(2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
________________________________________________________________________________
(3)  FILING PARTY:
________________________________________________________________________________
(4)  DATE FILED:
________________________________________________________________________________

                                 PACIFICNET INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 30, 2003

                            ------------------------

TO THE STOCKHOLDERS OF PACIFICNET INC:

         The Annual Meeting of the Stockholders of PacificNet Inc., a Delaware corporation (the "Company'), will be held on June 30, 2003, at 10:00 a.m. (Hong Kong Time), at PacificNet, Unit 1702, ChinaChem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, for the following purposes:

         1. To elect ten (10) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

         2. To approve the issuance of shares of the Company's Common Stock in excess of twenty percent (20%) of the Company's total shares of Common Stock outstanding in connection with the formation of the new joint venture company entitled "PacificNet Communications Limited - MACAO Commercial Offshore";

         3. To ratify the previous issuance, and approve future issuances, of shares of the Company's Common Stock to directors and officers of the Company as compensation for services provided to the Company;

         4. To amend the Company's 1998 stock option plan (the "1998 Plan") to increase the number of shares that may be granted as stock option awards under the 1998 Plan; and

         5. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

         Stockholders of record at the close of business on _____________, 2003 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                             By Order of the Board of Directors,


                                             /s/ Victor Tong
                                             ---------------
                                             Name:  Victor Tong
                                             Title: Secretary and Executive
                                                    Director of PacificNet Inc.

Hong Kong
Dated:  May___, 2003

                                 PACIFICNET INC.

                            ------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 30, 2003

                            ------------------------

                                  INTRODUCTION

         Your proxy is solicited by the Board of Directors of PacificNet Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 30, 2003, at 10:00 a.m. (Hong Kong Time), at the Company's executive offices located at PacificNet, Unit 1702, ChinaChem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, and at any adjournment thereof (the "Annual Meeting"), for the following purposes:

         1. To elect ten (10) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

         2. To approve the issuance of shares of the Company's Common Stock in excess of twenty percent (20%) of the Company's total shares of Common Stock outstanding in connection with the formation of the new joint venture company entitled "PacificNet Communications Limited - MACAO Commercial Offshore";

         3. To ratify the previous issuance, and approve future issuances, of shares of the Company's Common Stock to directors and officers of the Company as compensation for services provided to the Company;

         4. To amend the Company's 1998 stock option plan (the "1998 Plan") to increase the number of shares that may be granted as stock option awards under the 1998 Plan; and

         5. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

         The Board of Directors has set __________, 2003 as the record date (the "Record Date") to determine those holders of common stock, par value $0.0001 per share (the "Common Stock"), who are entitled to notice of, and to vote at the Annual Meeting. The Company expects that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders on or about May ___, 2003.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

         You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of ______________ shares of Common Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one (1) vote on matters presented at the Annual Meeting.

HOW DO I VOTE BY PROXY?

         Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

         The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

         The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. A proxy card may be revoked by a stockholder at any time before its exercise at the Annual Meeting by giving Victor Tong, our Secretary, a written notice revoking your proxy card or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

         Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

         We will hold the Annual Meeting if holders of a majority of the shares of Common Stock entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

         The election of directors under proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting. Proposals 2, 3 and 4 shall be approved upon the affirmative vote of a majority of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

         Brokers holding shares of the Company's Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors. Under applicable Delaware law, "broker non-votes" on any other non-routine proposal, such as Proposals 2, 3, and 4 (where a broker submits a proxy but does not have authority to vote a customer's shares on such proposal) would not be considered entitled to vote on that proposal and will, therefore, have no legal effect on the vote of that particular matter.

WHO PAYS FOR THIS PROXY SOLICITATION?

         We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.


                     GENERAL INFORMATION ABOUT THE PROPOSAL

WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING ANNUAL MEETING?

         In proposal 1, we are seeking the election of ten (10) directors to serve on the board of directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

         In proposal 2, we are seeking approval for the issuance of Common Stock in excess of 20% of the total number of shares of Common Stock currently outstanding in connection with the formation of a joint venture to be entitled "PacificNet Communications Limited - Macao Commercial Offshore," with the stockholders of International Elite Limited.

         In proposal 3, we are seeking ratification of previous issuances, and approval of future issuances, of shares of the Company's Common Stock to directors and officers of the Company as compensation for services provided to the Company.

         In proposal 4, we are seeking approval to amend the 1998 Plan to increase the number of shares that may be granted as stock option awards under the 1998 Plan.

WHY IS PACIFICNET SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

         PROPOSAL NO. 1: The Delaware General Corporate Law requires corporations to hold elections for directors each year.

         PROPOSALS NO. 2 AND 3: The NASD Marketplace Rules require that we obtain stockholder approval for proposals no. 2 and 3. We are subject to NASD Marketplace Rules because our common stock is listed on the Nasdaq SmallCap Market. NASD Marketplace Rule 4350(i)(1)(C) requires stockholder approval for any issuance of stock where the amount being issued exceeds 20% or more of the Company's total Common Stock outstanding. NASD Marketplace Rule 4350(i)(1)(A) requires stockholder approval of any arrangement made pursuant to which stock may be acquired by officers or directors.

         PROPOSAL NO. 4: As a result of the issuance of greater than 20% of the currently issued and outstanding shares of Common Stock, if such issuance is approved by the stockholders, the percentage of shares of Common Stock available for issuance in the total stock option pool will decrease. The Company desires to maintain for issuance in its stock option pool, a number equal to at least 15% of the total number of shares of Common Stock issued and outstanding. Accordingly, the Company is requesting approval of this proposal.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         Stockholders entitled to notice of, and to vote at the Annual Meeting and any adjournment thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were ____________ shares of Common Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.


                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of March 31, 2003 the number of shares of our Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company's Common Stock; (ii) each director and nominee for election to the Board of Directors;
(iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

                                                                                         NUMBER OF      % OF COMMON
                                                                                          SHARES           STOCK
                                                                                       BENEFICIALLY     BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                                                     OWNED(1)         OWNED(2)
------------------------------------------------------------------------------------- ---------------- ---------------
Sino Mart Management Ltd. (3)                                                            3,096,556          49.9%
c/o ChoSam Tong, PacificNet, 1702, 178 Gloucester Road, Wanchai, Hong Kong
------------------------------------------------------------------------------------- ---------------- ---------------
B2B Ltd.
c/o China Strategic Holdings Ltd, Paul Y Centre, Kwun Tong, Hong Kong                      482,778           7.79%
------------------------------------------------------------------------------------- ---------------- ---------------
Asia Hero Limited
PacificNet, 1702, ChinaChem Tower, 178 Gloucester Road, Wanchai, Hong Kong                 315,000           5.08%
------------------------------------------------------------------------------------- ---------------- ---------------
ChoSam Tong (4)
PacificNet, 1702, ChinaChem Tower, 178 Gloucester Road, Wanchai, Hong Kong               3,103,556          50.05%
------------------------------------------------------------------------------------- ---------------- ---------------
Tony Tong (5)
PacificNet, 1702, ChinaChem Tower, 178 Gloucester Road, Wanchai, Hong Kong                 390,391           6.30%
------------------------------------------------------------------------------------- ---------------- ---------------
ShaoJian (Sean) Wang (6)
PacificNet Inc., 860 Blue Gentian Road, Ste. 360, Eagan, MN 55121, USA                      29,400           *
------------------------------------------------------------------------------------- ---------------- ---------------
Victor Tong (7)
PacificNet Inc., 860 Blue Gentian Road, Ste. 360, Eagan, MN 55121, USA                      25,200           *
------------------------------------------------------------------------------------- ---------------- ---------------
Richard Chi Ho Lo (8)
PacificNet, 1702, ChinaChem Tower, 178 Gloucester Road, Wanchai, Hong Kong                  19,000           *
------------------------------------------------------------------------------------- ---------------- ---------------
Yue (Justin) Tang (9)
PacificNet, 1702, ChinaChem Tower, 178 Gloucester Road, Wanchai, Hong Kong                   7,000           *
------------------------------------------------------------------------------------- ---------------- ---------------
David Fisher (10)
PacificNet Inc., 860 Blue Gentian Road, Ste. 360, Eagan, MN 55121, USA                       5,000           *
------------------------------------------------------------------------------------- ---------------- ---------------
Yongjun (Charles) Fu (11)
PacificNet Inc., 860 Blue Gentian Road, Ste. 360, Eagan, MN 55121, USA                       5,000           *
------------------------------------------------------------------------------------- ---------------- ---------------
ALL DIRECTORS AND OFFICERS AS A GROUP (8 PERSONS)                                        3,584,547          57.80%
------------------------------------------------------------------------------------- ---------------- ---------------
* Indicates less than one percent.

-----------
(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all common stock shares shown as beneficially owned by them.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the "Currently Exercisable Options"). Each beneficial owner's percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted.

(3) Sino Mart Management Ltd. is owned by Mr. ChoSam Tong, the father of Mr. Tony Tong. Includes 600,000 shares of common stock issuable to Sino Mart Management Ltd. upon exercise of a warrant.

(4) Mr. ChoSam Tong is currently President of China Operations and a director of the Company. Includes shares of common stock of Sino Mart Management Ltd., which is owned by Mr. ChoSamTong and 600,000 shares of common stock issuable to Sino Mart Management Ltd. upon the exercise of a warrant.

(5) Mr. Tony Tong is currently the Chairman, CEO, and an executive director of the Company. Includes 206,000 Incentive Stock Options currently exercisable under the 1998 Stock Option Plan. Excludes 600,000 shares owned by Sino Mart Management Ltd., as to which shares Mr. Tony Tong disclaims beneficial ownership.

(6) Mr. Shao Jian (Sean) Wang is the Chief Financial Officer of the Company.

(7) Mr. Victor Tong is currently Vice President of the Company and an executive director of the Company. He is the brother of Mr. Tony Tong. Excludes 600,000 shares owned by Sino Mart Management Ltd., as to which shares Mr. Victor Tong disclaims beneficial ownership.

(8) Mr. Richard Chi Ho Lo is an independent director of the Company.

(9) Mr. Yue (Justin) Tang is an independent director of the Company.

(10) Mr. David Fisher is a director of the Company.

(11) Mr. Yong Jun (Charles) Fu is an independent director of the Company.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS


         Ten (10) director nominees are seeking to be elected at the Annual Meeting, to hold office until the next Annual Meeting of stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

                                   MANAGEMENT

DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES OF THE COMPANY

         Set forth below are the names of the directors, executive officers and key employees of the Company as of March 31, 2003.

         Name                   Age                                 Title
------------------------   -------------   ----------------------------------------------------------
Tony I. Tong                      35       Chairman, Chief Executive Officer and President
Victor Tong                       32       Vice President of N. America Operations, Secretary and
                                           Director
ChoSam Tong                       62       President of China Operations and Director
ShaoJian (Sean) Wang              38       Chief Financial Officer, Vice President of International
                                           Business and Director
Richard C.H. Lo                   35       Independent Director
Yue (Justin) Tang                 31       Independent Director
Yongjun (Charles) Fu              40       Independent Director
David Fisher                      53       Director
Kin-Shing Li                      45       Director Nominee
Yi-Sheng Li                       67       Director Nominee


         Executive officompany are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company other than the relationship between Mr. Tony Tong, Mr. Victor Tong and Mr. ChoSam Tong.

INFORMATION ABOUT DIRECTOR NOMINEES

         Set forth below is certain information with respect to each director nominee.

         Mr. Tony Tong, age 35, is the Chairman, CEO, Executive Director, and founder of PacificNet. From 1995 to 1997, Mr. Tong served as the Chief Information Officer of DDS Inc., a leading SAP-ERP consulting company in the USA, whichwas later acquired by CIBER, Inc. (NYSE: CBR). From 1993 to 1994, Mr. Tong worked for Information Advantage, Inc. (Nasdaq:IACO), a leading business intelligence, Data-Mining and CRM technology provider serving Fortune 500 clients. IACO consummated an IPO on Nasdaq in 1997 and was later acquired by Sterling Software and Computer Associates (NYSE:CA). From 1992 to 1993, Mr. Tong worked as a Business Process Re-engineering Consultant at Andersen Consulting (now Accenture, NYSE:ACN). From 1990 to 1991, Mr. Tong worked for ADC Telecommunications (Nasdaq:ADCT), a global supplier of telecom equipment. Mr. Tong's R&D achievements include being the inventor and patent holder of US Patent Number 6,012,066 (granted by US Patent and Trademark Office) titled "Computerized Work Flow System, an Internet-based workflow management system for automated web creation and process management." Mr. Tong also serves on the board of advisors of Fortune Telecom (listed on Hong Kong Stock Exchange:
8040.HK), a leading distributor of mobile phones, PDAs, telecom services, and accessories in China and Hong Kong. Mr. Tong is a frequent speaker on technology investment in China, and was invited to present at the Fourth APEC International Finance & Technology Summit in 2001. Mr. Tong graduated with Bachelor of Mechanical/Industrial Engineering Degree from the University of Minnesota and served on the Computer Engineering Department Advisory Board and was an Adjunct Professor at the University of Minnesota, USA.

         Mr. Victor Tong, age 32, is the Vice President of North American Operations, Company Secretary, and Executive Director of PacificNet. Mr. Victor Tong was formerly the President of KeyTech, a leading information technology consulting company based in Minneapolis, Minnesota. In 1994, Victor and Tony Tong co-founded Talent Information Management ("TIM"), an IT services and consulting company in Minnesota, the parent company of PacificNet. Mr. Victor Tong gained his consulting, systems integration, and technical expertise through his experience at Andersen Consulting (now Accenture, NYSE:ACN), American Express (NYSE:AXP), 3M (NYSE:MMM), and the Superconductivity Center at the University of Minnesota. He was awarded as one of the "CityBusiness 40 Under 40" in 1999 as one of the 40 people under 40 years of age who are the next generation of Twin Cities business and community leaders. Mr. Tong is also the vice president and co-founder of the Chinese American Business Association of Minnesota (www.CABAM.org), a non-profit membership organization serving the Chinese business community and for the improvement of the economic and social status of its members and other Chinese American entrepreneurs in Minnesota. Mr. Tong graduated with honors and received the Bachelor of Science in Physics from the University of Minnesota, USA.

         Mr. ChoSam Tong, age 62, is President of China Operations and Director of the Company. Mr. Tong is also the Managing Director of Sino Mart. In addition, Mr. Tong, is the Chairman of Talent Industrial Company, a leading manufacturer of electronic components in China, with offices in Shanghai, Hunan, Guilin, ChengDu, and had more than 1000 employees throughout China. Since its inception in 1982, Talent Industrial Company has been a leading provider of electronic components to the telecommunications and consumer electronics industries in China. Mr. ChoSam Tong is the father of Tony Tong.

         Mr. ShaoJian (Sean) Wang, age 38, is the Chief Financial Officer and Vice President of International Business for the Company. Mr. Wang is also Director of Thian Bing Investments Pte Ltd - a Singapore based investment holding company, a Director on the board of Alliance PKU Co. Ltd - a company owned and controlled by Guanghua School of Management, Peking University; Director of the board of Portcullis International Group - a Singapore based investment consulting company; and Director and Partner of the Overseas Chinese Scholar Fund, a leading venture capital firm headquartered in Zhongguancun Beijing and Guangzhou, China. Mr. Wang started his professional career as a Market/Financial analyst with Ecolab Inc. (NYSE:ECL) in 1987, where he moved quickly to become Territory Manager and Marketing Manager. In 1990, Mr. Wang was posted to Ecolab's Asia Pacific regional headquarters as Business Development Manager. In 1992, Mr. Wang was appointed to Country Manager of Ecolab for Indonesia. Mr. Wang is an investor and Director in Alliance PKU Co. Ltd. which owns two premier companies in China. Alliance PKU Consulting is a leading management consulting firm in China, and Beidabiz & E-learning Co. (a venture of Peking University) is a well-known online education provider. Mr. Wang also advises some local governments in China. The Municipal government of Yantai appointed him as the city's representative for investment. He worked with the Wei Fang government on setting up the Agricultural Development Park. Mr. Wang attended Peking University and received his MBA degree at the Carlson School of Management, University of Minnesota, and the B.S. in Economics at Hemline University.

         Mr. Richard Chi Ho Lo, age 35, is the Chief Executive Officer of Fulldiamond Limited, an investment and consulting firm in financial, real estate and venture advisory work. He is currently director of several start-up companies in Hong Kong and the United States. Mr. Lo is the former Managing Director of Associated Capital Limited and former Executive Director of two publicly listed companies in HK. Mr. Lo holds a B.A. degree from the University of California, Los Angeles (UCLA) and obtained his MBA in Finance and Investment from the University of Hull in England.

         Mr. Yue (Justin) Tang, age 31, is Chairman and Chief Executive Officer of eLong, Inc. (www.eLong.com), a leading online travel service company in China. From 2000 to 2001, Mr. Tang served as President and Executive Director of Asia.com, a pan-Asian Internet and wireless company that Mr. Tang co-founded through the merger with elong.com, Inc. and was a subsidiary of Mail.com (now Easylink Service Corporation, Nasdaq NM:EASY), a NASDAQ listed company. In 1999, Mr. Tang co-founded elong.com, a mainland China Internet portal, and served as its Chairman and Chief Executive Officer. Prior to eLong.com, he was Vice

President at Oscar Gruss & Son Incorporated, a New York-based investment banking firm, and was responsible for setting up an investment banking, research and institutional sales operation specializing in advising emerging growth companies. He also worked for Brookehill Partners, Inc., and Merrill Lynch & Co., and has six years of experience in venture capital and investment banking. Mr. Tang studied at Nanjing University in China and received his Bachelor of Science degree from Concordia College, Minnesota.

         Yongjun (Charles) Fu, Esq, age 40, is a lawyer admitted both in New York and China, and co-managing partner of China New Century Law Firm (a/k/a Xiao Yun (New Century) Law Firm or Richard Wang & Co. Law Office), a Chinese Law firm having offices in Beijing, Shanghai, Shenzhen and New York ("CNC"), Mr. Fu joined CNC in 1996 and founded CNC's New York office and Shenzhen office in 1998 and 2000 respectively. Previously, Mr. Fu was the Vice President & General Counsel-Asia for Paul Broadhead Interests, Inc.("PBI"). PBI was among the top ten largest shopping mall developers in the U.S., and shareholder of Cinemark U.S.A., Inc., the fourth largest movie theatre chain in the world. Before joining PBI, Mr. Fu worked with the Texas Law firm of Calhoun Gump Spillman & Stacy P.C. Mr. Fu worked with the Commission of the European Communities, Director-General XV for Financial Institutions and Company Law from 1987 to 1990. He also worked with the Antwerp law firms of Wijffels, Gunes & De Paep, and Huybretts, Engels, Craen & Partners. Prior to that, Mr. Fu worked with the Shaanxi Commercial Law Office (China) and lectured at the Northwestern Institute of Law & Political Science (China) from 1985 to 1987. Mr. Fu received an LL.B. from the Northwestern Institute of Law & Political Science (China), an LL.M. in European Law from the University of Brussels (Belgium), an LL.M. in International and Comparative Law from the Southern Methodist University School of Law (Dallas, Texas) and his J.D. from the Southern Methodist University School of Law (Dallas, Texas).

         Mr. David F. Fisher, age 53, is a director of PacificNet. From 1999 to 2003, Mr. Fisher served as Commissioner of Administration and Office of Technology for the State of Minnesota, and chief technical advisor to Governor Jesse Ventura. Mr. Fisher also served on the Minnesota Secretary of State Executive Council, as a member of the Minnesota Governor's Cabinet, and was responsible for the general management and operations of the Minnesota state government, overseeing 1,000 full time employees with annual budget of $250 million. He is responsible for establishing and executing statewide policy and operations for government telecommunications and information technology. From 1994 to 1999, Mr. Fisher served as Vice President and General Counsel and Corporate Secretary of ADC Telecommunications, Inc. (Nasdaq:ADCT), a multinational telecommunications equipment manufacturer and distributor. While at ADCT, Mr. Fisher managed a legal, contract and regulatory staff of twenty-seven, managed more than two dozen complex acquisition transactions, which included negotiating business joint ventures, alliances and contract relationships. From 1980 to 1994, Mr. Fisher served as Vice President, International and Associate General Counsel for the Pillsbury Company, a multinational consumer foods producer and distributor based in Minneapolis, Minnesota, USA. Prior to that, Mr. Fisher was a trial attorney with Henson & Efron, P.A., and engaged in general legal practice in corporate commercial transactions, acquisitions and divestitures, litigation, securities and employment law, contract drafting and negotiation, and antitrust compliance. Mr. Fisher has served on the board of directors of Minnesota Technology, Inc., and on the International and Public Policy Committees of the Telecommunications Industry Association. Mr. Fisher is an adjunct professor of law at the Hamline University School of Law. Mr. Fisher received his Juris Doctor, Magna Cum Laude, Valedictorian, at the Washburn University School of Law, and Bachelor of Arts at the University of Minnesota. Mr. Fisher was a Bush Foundation Fellow and studied public policy at Kennedy School of Government, Harvard University.

         Mr. Kin-Shing Li, age 45, is the Chairman and founder of International Elite Limited. Mr. KS Li founded his first call center in China in 1988, as the founder and general manager of the 81st Army Paging Company in Guangzhou. In 1995, Mr. KS Li founded China-HongKong Telelink, the first roaming paging service provider between Hong Kong and China. In 1997, Mr. KS Li founded Directel Communications, a GSM sales and service company in partnership with Guangdong Mobile, a member of China Mobile (NYSE:CHL, HKSE:0941.HK). From 1997 to 1999, Mr. KS Li was the CEO of UTStarcom Hong Kong and a member of the Board of Directors of UTStarcom, Inc. (Nasdaq:USTI). In 1999, Mr. KS Li founded International Elite Limited and its Chinese subsidiary China Elite Info Company Limited, which is one of the largest centralized single-location outsourcing customer service call centers in Greater China with over 2000 staff, and was awarded the ISO9002 certification.

         Mr. Yi-Sheng Li, age 67, is a co-founder, shareholder, and director of International Elite Limited and has over 40 years of experience in the telecom industry in China. From October 1997 to present, Mr. YS Li has been the Chairman of LinTech Limited , an affiliate company of China Telecom (NYSE:CHA , HKSE:0728.HK) GuangDong Office, based in Hong Kong. From 1995 to 1997, Mr. YS Li was the General Manager of Telpo Communications Limited, which is a parent company of China Mobile (NYSE:CHL, HKSE:0941.HK) and is wholly owned by the

Ministry of Information Industry ("MII"). From 1983 to 1996, Mr. YS Li served as the Deputy and Bureau Chief of Guangdong Posts and Telecommunications Administration, the predecessor of the "MII" in Guangdong. From 1958 to 1983, Mr. YS Li served as the Deputy and Director of Guangdong Posts and Telecommunications Research Institute. Mr. YS Li also serves on the board of directors of China Motion Telecom (HKSE:0989.HK). Mr. Yi-Sheng Li has no family relationship with Mr. Kin-Shing Li.

         The Board of Directors will vote the proxies "FOR" the election of all of the above-named nominees unless you indicate that the proxy shall not be voted for all or any one of the nominees. Nominees receiving a plurality of the votes cast will be elected as directors. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a director, the proxies will be voted for such substitute nominee, if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                 THE TEN NOMINEES FOR DIRECTOR SET FORTH HEREIN.

                  COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

         Based on the Company's review of copies of Forms 3, 4 and 5 filed with the Securities and Exchange Commission (the "SEC") or written representations from certain reporting persons, we believe that during fiscal year 2002, all officers, directors, and greater than ten-percent beneficial owners timely complied with the applicable filing requirements of Section 16(a) of the Securities Exchange Act of 1934, except for Messrs. Tony Tong, Victor Tong, ChoSam Tong, ShaoJian (Sean) Wang, Richard Chi Ho Lo, Yue (Justin) Tang, Yong Jun (Charles) Fu and David Fisher, each of whom did not file their Form 3 on a timely basis.

                          BOARD AND COMMITTEE MEETINGS

         The Board of Directors held six meetings during 2002. No director attended less than 75% of the meetings of the Board and any committee of which the director was a member.

         The Board of Directors has designated two standing committees, the Audit Committee and the Compensation Committee.

AUDIT COMMITTEE

         The Board of Directors adopted a written charter for the Audit Committee. The Audit Committee's charter states that the responsibilities of the Audit Committee shall include: nominating the Company's independent auditors and reviewing any matters that might impact the auditors' independence from the Company; reviewing plans for audits and related services; reviewing audit results and financial statements; reviewing with management the adequacy of the Company's system of internal accounting controls, including obtaining from independent auditors management letters or summaries on such internal accounting controls; determining the necessity and overseeing the effectiveness of the internal audit function; reviewing compliance with the U.S. Foreign Corrupt Practices Act and the Company's internal policy prohibiting insider trading in its Common Stock; reviewing compliance with the SEC requirements for financial reporting and disclosure of auditors' services and audit committee members and activities; reviewing related-party transactions for potential conflicts of interest; and reviewing with corporate management and internal and independent auditors the policies and procedures with respect to corporate officers' expense accounts and perquisites, including their use of corporate assets. The Audit Committee met one time during 2002.

         The Audit Committee Members during fiscal 2002 consisted of David Bussmann, Patrick Ko, Richard Lo, Max Tong and Shu Wang. As a result of the election of directors at our 2002 Annual Meeting held on December 30, 2002, our audit committee currently consists of Messrs. Yue (Justin) Tang, Richard Chi Ho Lo and Yong Jun (Charles) Fu, who are all independent directors.

COMPENSATION COMMITTEE

         The Compensation Committee's charter states that it is the responsibility of the Compensation Committee to make recommendations to the Board of Directors with respect to all forms of compensation paid to our executive officers and to such other officers as directed by the Board and any other compensation matters as from time to time directed by the Board. Our stock option plan, however, is currently administered by the full Board of Directors. The Compensation Committee met one time during 2002.

         The Compensation Committee Members during fiscal 2002 consisted of David Bussmann, Patrick Ko, Richard Lo, Max Tong and Shu Wang. As a result of the election of directors at our 2002 Annual Meeting, our compensation committee currently consists of Messrs. Yue (Justin) Tang, Richard Chi Ho Lo and Yong Jun (Charles) Fu, who are all independent directors.

                                       EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during each of the Company's last three fiscal years to each named executive officer.

                                                                             Long Term Compensation
                                             Annual Compensation                Awards          Payouts
                                      --------------------------------   -------------------   ---------
                                                                         Restricted
                              Fiscal                                       Stock      Stock                All Other
  Name/Principal Position      Year   Salary ($)  Bonus ($)  Other ($)   Award ($)   Options    LTIP ($)   Comp. ($)
  -----------------------      ----   ----------  ---------  ---------   ---------   -------    --------   ---------
Tony Tong, CEO (3)            2002     $110,000           -       -      $57,900     206,000         -           -

                              2001     $106,226           -  $15,384 (4)              50,000               $53,333 (2)

                              2000      $41,666     $20,000  $12,650 (1)       -           -         -        $425 (2)

Charles Mueller, CFO (3) (5)  2002      $41,500           -       -       $15,000                    -           -

                              2001     $160,000           -       -             -     55,000                $8,280 (2)

                              2000      $51,981     $20,000       -             -          -         -      $1,500 (2)

--------------------
(1) Mr. Tony Tong received a housing/auto rental allowance of $2,530/month.
(2) Represents amounts received for life and health insurance coverage.
(3) Denotes executives and key employees of the Company subsequent to the reverse merger transaction entered into by the Company on July 27, 2000. Compensation amounts for the 2000 fiscal year are for the period subsequent to the reverse merger transaction of the Company (July 28, 2000 through December 31, 2000).
(4) Effective October 19, 2001 through December 31, 2001, Mr. Tony Tong ceased receiving compensation under an employment agreement and received non-salaried compensation totaling $12,160. On December 30, 2002, the Company entered into a new Executive Employment Contract with Tony Tong.
(5) Effective February 1, 2002, Mr. Mueller resigned as CFO of the Company and, effective April 17, 2002, Mr. Mueller resigned as Secretary and Director of the Company.

OPTION GRANTS DURING 2002 FISCAL YEAR

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                Number of        Percent of
                Securities     Total Options
                Underlying       Granted to
                 Options        Employees in     Exercise or       Expiration
      Name       Granted        Fiscal Year      Base Price           Date
      ----       -------        -----------      ----------           ----
 Tony Tong        3,000             1.4%            $1.90      May 14, 2005
 Tony Tong       200,000           94.07%           $0.50      October 30, 2005
 Tony Tong        3,000             1.4%            $1.75      December 30, 2005

OPTION EXERCISES DURING 2002 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         There were no options exercised during the 2002 fiscal year.

COMPENSATION OF DIRECTORS

         DIRECTORS' FEES. All of the Company's directors are reimbursed for out-of-pocket expenses relating to attendance at meetings. Each director is paid a sign-on bonus of 10,000 shares of common stock of the Company. Each director is also entitled to US$500 for each board meeting that such director attends in person, by conference call, or by committee action and US$200 for each committee meeting, payable by cash or common stock of the Company, at the option of the Company.

         ANNUAL RETAINER FEE. Each director is paid an annual retainer fee of US$10,000 in the form of common stock of the Company. Such retainer fee is paid semi-annually in arrears. The number of shares of common stock issued is based on the average closing market price over the ten trading days prior to the end of the six month period that the retainer fee is due.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL

         On December 30, 2002, the Company entered into an Executive Employment Contract with Tony Tong to serve as President and Chief Executive Officer. The employment agreement provides for Mr. Tong to earn an annual base salary of $100,000 in cash, plus $60,000 in stock compensation annually until April 1, 2005. Mr. Tong is also eligible for an annual bonus for each fiscal year of the Company during the term of his contract based on performance standards as the Board or compensation committee designates. Mr. Tong is entitled to receive a monthly housing allowance of $2,500, monthly automobile allowance of $500, tax preparation expenses of $2,000 per year, and cash bonus based on net profit of the Company.

                          REPORT OF THE AUDIT COMMITTEE


The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the committee are "independent" as required by applicable listing standards of the Nasdaq SmallCap Market. The Committee operates pursuant to a Charter that was approved by the Board in fiscal 2000. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEE, as currently in effect. Finally, the Committee has received written disclosures and the letter from the independent auditors required by Independence Standard Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's consideration and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission.

The Audit Committee

Yue (Justin) Tang
Richard C.H. Lo
Yongjun (Charles) Fu

Independent Directors, PacificNet Inc.

March 25, 2003

                                 INDEMNIFICATION

         The Company's Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the General Corporation Law of the State of Delaware. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

         The Company's Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. The Company has entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors' and officers' insurance if available on reasonable terms.

                                   PROPOSAL 2

                APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK IN
     EXCESS OF 20% OF THE COMPANY'S TOTAL SHARES OF COMMON STOCK OUTSTANDING

APPROVAL REQUIREMENT

         On December 20, 2002, our wholly-owned subsidiary, PacificNet Management Limited, entered in an equity joint venture agreement with the five shareholders of International Elite Limited, a provider of value-added telecom services in Greater China. Pursuant to the joint venture agreement, and provided that our stockholders approve the transaction, we will own 50.1% of the outstanding equity interests of a newly formed joint venture registered in the Macao Annual Administrative Region (SAR) of China to be entitled "PacificNet Communications Limited-Macao Commercial Offshore." A copy of the joint venture agreement is attached as Annex 1. The mission of the joint venture is to extend the following of our existing value added telecom services in the Greater China region: call center, telemarketing, CRM, database and data-mining services, wireless communications, mobile applications, paging roaming, short messaging services (SMS), multimedia messaging services (MMS), mobile commerce, and VoIP.

         Our joint venture partners will cause International Elite Limited to contribute a number of telecom customer service contracts valued at US$21.3 million by HLB Hodgson Impey Cheng (CPA) according to a fairness opinion attached hereto as Annex 2. We have agreed, subject to stockholder approval, to contribute up to 34,000,000 shares of restricted common stock to the joint venture. The number of shares to be issued to the joint venture was based on a calculation which included dividing $US 21.3 million by the closing bid price of our common stock on the date of execution of the joint venture agreement, which was $0.12 (post 1-for-5 reverse split, the closing bid price was $0.60). Although the results of such calculation results in an issuance of 35,500,000 shares, the joint venture partners agreed that only 34,000,000 shares of restricted common stock would be contributed to the joint venture. The common stock will be held by an agreed upon escrow agent in an escrow account pending the accomplishment by the joint venture of certain agreed upon milestones. All of the escrowed shares will be released to the joint venture provided, that, the joint venture generates a minimum of US $3,000,000 net income for the fiscal year ended December 31, 2003 according to United States Generally Accepted Accounting Principles, consistently applied. In the event that the joint venture fails to generate a minimum of US$3,000,000 net income for the fiscal year ended December 31, 2003, then our joint venture partners will be obligated to make a cash payment to us in the amount of the net income shortfall and the escrowed shares will subsequently be contributed to the joint venture. We have issued 800,000 shares of Common Stock, representing 16.5% of our issued and outstanding Common Stock to "PacificNet Communications Limited-Macao Commercial Offshore" to be held in escrow until the attainment of certain milestones agreed to in the joint venture agreement. In the event stockholder approval is not obtained, the issued shares will be cancelled.

         The joint venture agreement provides that the board of directors of the joint venture will consist of five members of which three will be designated by us and two will be designated by International Elite Limited.

         We are seeking approval of this proposal based on the NASD Marketplace Rules, which require stockholder approval for any issuance of stock where the amount of stock being issued may exceed 20% or more of the common stock outstanding before the issuance. We have obtained written advice from NASDAQ that this transaction will not be considered a "reverse merger" as provided in NASD Marketplace Rule 4350. Therefore, an initial listing application will not be required. In the event this proposal is approved, we will commence our obligations under the joint venture agreement. In the event this proposal is not approved, the conditions of the joint venture agreement will not be met, the agreement will terminate and any stock issued will be rescinded. The Board of Directors believes that the joint venture represents a strategic move to capture a portion of the rapidly growing value-added telecom, SMS and CRM services market in Greater China and, as structured, should be accretive to net income commencing our fiscal year ended December 31, 2003. Therefore, the Board of Directors considers the formation of the joint venture and, consequently, our required capital contribution of our common stock to be in the best interests of the Company and its stockholders.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 3

            RATIFICATION OF PREVIOUS ISSUANCES, AND FUTURE ISSUANCES
               OF SHARES OF COMMON STOCK TO DIRECTORS AND OFFICERS

         During the fiscal year ended December 31, 2002, the Company issued shares of Common Stock to its directors as compensation for their services. The number of shares issued to each of the directors (post 1-for-5 reverse split) is as follows:

         ----------------------------------- -----------------------------------
                      DIRECTOR                        NUMBER OF SHARES
         ----------------------------------- -----------------------------------
         Tony Tong                                         68,007
         ----------------------------------- -----------------------------------
         Victor Tong                                       18,200
         ----------------------------------- -----------------------------------
         ChoSam Tong                                       4,000
         ----------------------------------- -----------------------------------
         ShaoJian (Sean) Wang                              23,400
         ----------------------------------- -----------------------------------
         Richard C. H. Lo                                  13,000
         ----------------------------------- -----------------------------------
         Yue (Justin) Tang                                 4,000
         ----------------------------------- -----------------------------------
         Yongjun (Charles) Fu                              2,000
         ----------------------------------- -----------------------------------
         David Fisher                                      2,000
         ----------------------------------- -----------------------------------

         The board of directors previously approved the payment of fees to each director for his participation on the board. As disclosed in the Executive Compensation section of this proxy statement, each director of the Company is paid an annual retainer fee of $10,000 in the form of shares of Common Stock. The annual retainer fee is paid semi-annually in arrears. The number of shares of common stock issued is based on the average closing market price over the ten trading days prior to the end of the six month period that the retainer fee is due. The average closing price used to calculate the number of shares issued on November 7, 2002 was $0.15

         Pursuant to NASD Marketplace Rule 4350(i)(1)(A), the Company must obtain approval of its stockholders to establish any arrangement pursuant to which stock may be acquired by officers and directors. As a Nasdaq SmallCap company, the Company is required to obtain such approval to issue Common Stock to its directors for the payment of the annual retainer fee. Accordingly, the Company seeks ratification of the issuance of these shares to the directors, and approval for the future issuance of shares of Common Stock to the directors for the annual retainer fee.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 4

             PROPOSAL TO AMEND THE COMPANY'S 1998 STOCK OPTION PLAN
                  TO INCREASE THE NUMBER OF SHARES THAT MAY BE
                         GRANTED AS STOCK OPTION AWARDS

         In September 1998, the Company's Board of Directors unanimously approved the Company's 1998 Stock Option Plan (the "1998 Plan") and in December 1998, the Company's stockholders approved the 1998 Plan. The purpose of the 1998 Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide such employees, officers, directors and consultants with an incentive to promote the success of the Company. The Company is seeking approval to amend the 1998 Plan to increase the number of shares of Common Stock that may be granted as stock option awards under the 1998 Plan from 1,666,667 to 6,000,000.

DESCRIPTION OF THE 1998 PLAN

         The following summary of the 1998 Plan, assuming stockholder approval of the amendment to the 1998 Plan, is qualified in its entirety by reference to the Company's full text of the amended 1998 Plan as it appears as Annex III to this Proxy Statement. The 1998 Plan would provide for the grant to directors, officers, employees and consultants of the Company (including its subsidiaries) of options to purchase up to an aggregate of 6,000,000 shares of Common Stock. The 1998 Plan may be administered by the Board of Directors or a committee of the Board of Directors (in either case, the "Committee"), which has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 1998 Plan. Options granted under the 1998 Plan may be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified options.

         The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The Code currently limits to $100,000 the aggregate value of Common Stock that may be acquired in any one year pursuant to incentive stock options under the 1998 Plan or any other option plan adopted by the Company. Nonqualified options may be granted under the 1998 Plan at an exercise price of not less than 100% of the fair market value of the Common Stock on the date of grant (110% of the fair market value if the grant is to a director, officer or employee who owns more than 10% of the voting power of all classes of stock of the Company or any Parent or subsidiary). Nonqualified options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year.

         Subject to the limitations contained in the 1998 Plan, options granted under the 1998 Plan will become exercisable at such times and in such installments (but not less than 20% per year) as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable, and may also provide the option expires immediately upon termination of employment for any reason. No option held by directors, executive officers or other persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, may be exercised during the first six months after such option is granted.

         Unless otherwise provided in the applicable stock option agreement, upon the termination of employment of an employee, all options that were then vested shall remain exercisable until the expiration of the term of the option set forth in the stock option agreement. If no time period is specified in the stock option agreement then the option shall remain exercisable for twelve (12) months following termination of employment. Any options which were not exercisable on the date of such termination would immediately terminate concurrently with the termination of employment.

         Unless otherwise provided in the applicable stock option agreement, upon the death or disability of an optionee, all options that were then vested shall remain exercisable until such period of time as is specified in the stock option agreement, but in no event later than the expiration of the term of such option as set forth in the stock option agreement. If no time period is specified in the stock option agreement then the option shall remain exercisable for twelve (12) months following the optionee's death or disability.

         The Board of Directors may at any time amend, alter, suspend or terminate the Plan. No amendment, alteration, suspension or termination of the Plan will impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Committee, which agreement must be in writing and signed by the optionee and the Company. Termination of the Plan will not affect the Committee's ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

         Options granted under the 1998 Plan may not be exercised more than ten years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 1998 Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 1998 Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 1998 Plan is effective for ten years, unless sooner terminated or suspended.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Incentive stock options granted under the 1998 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

         All other options granted under the 1998 Plan will be nonstatutory stock options and will not qualify for any Annual tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Recently enacted legislation provides for reduced tax rates for long-term capital gains based on the taxpayer's income and the length of the taxpayer's holding period.

         The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death.

         The 1998 Plan may be amended, altered, suspended or terminated by the Board at any time; provided however, that the Board shall obtain stockholder approval of any amendment to the 1998 Plan to the extent necessary and desirable to comply with U.S. state corporate laws, U.S. federal and state securities laws, the Internal Revenue Code of 1986, as amended, the Nasdaq SmallCap Market or any other market in which the Company's Common Stock may be traded, and the applicable laws of any other country or jurisdiction where options are granted under the Plan. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Board.

PRINCIPAL DIFFERENCES

         The 1998 Plan is amended to increase the number of shares that may be granted as stock option awards to 6,000,000 as compared to 1,666,667 under the current 1998
Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S 1998 PLAN TO INCREASE THE NUMBER OF SHARES THAT MAY BE GRANTED AS STOCK OPTION AWARDS.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Clancy and Co., P.L.L.C. has served as our independent auditors since 2001. The Board of Directors has appointed Clancy and Co., P.L.L.C. to continue as our independent auditors for the fiscal year ending December 31, 2003. A representative of Clancy and Co., P.L.L.C.'s Hong Kong cooperation partner, HLB Hodgson Impey Cheng, is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.


AUDIT FEES

         Audit fees billed to the Company by Clancy and Co., P.L.L.C. for its audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission for that fiscal year totaled approximately $50,000. Audit fees billed to the Company by Arthur Andersen, Deloitte Touche Tohmatsu and Clancy and Co., P.L.L.C., for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission for that fiscal year totaled approximately $57,000.


AUDIT-RELATED FEES

         There are no audit-related fees to disclose.

TAX FEES

         HLB Hodgson Impey Cheng's tax fee for the fiscal year ended December 31, 2001 was $3,500. The Company has not yet been billed for tax fees for the fiscal year ended December 31, 2002.

ALL OTHER FEES

         There are no other fees to disclose.

                                  MISCELLANEOUS


                           2004 STOCKHOLDER PROPOSALS

         Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws do not contain such an advance notice provision. For the Company's 2004 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company on or before ___________, 2004. Stockholders of the Company wishing to include proposals in the proxy material for the 2004 Annual Meeting of Stockholders must submit the same in writing so as to be received by Victor Tong, the Secretary of the Company on or before ___________, 2004. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

                                 OTHER BUSINESS

         Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

                       WHERE YOU CAN FIND MORE INFORMATION

         We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company's annual report on Form 10-KSB was mailed along with this proxy statement.

         STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MAY ___, 2003. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.


                                             By Order of the Board of Directors

                                             /s/ Victor Tong
                                             -----------------------------------
                                             Name:  Victor Tong
                                             Title: Secretary

May ___, 2003

                              PACIFICNET INC. PROXY
                   FOR ANNUAL MEETING TO BE HELD JUNE 30, 2003

The undersigned stockholder of PacificNet Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Tony Tong, Victor Tong and ShaoJian (Sean) Wang, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. (Hong Kong Time) at PacificNet, Unit 1702, ChinaChem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, on Monday, June 30, 2003, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.


                     The Board of Directors recommends that you vote "FOR" each proposal.
                     --------------------------------------------------------------------

1.
         Elect ten (10)        1.    Tony Tong                2.    Victor Tong           3.    ChoSam Tong
         Directors             4.    ShaoJian (Sean) Wang     5.    Richard C.H. Lo       6.    Yue (Justin) Tang
                               7.    Yongjun (Charles) Fu     8.    David Fisher          9.    Kin-Shing Li
                               10.   Yi-Sheng Li

         |_|   FOR all nominees listed above (except those      |_|   WITHHOLD AUTHORITY to vote for all nominees
               whose names or numbers have been written on            listed above.
               the line below)

         ---------------------------------------------------

2.       Proposal to approve the issuance of shares of the Company's Common
         Stock in excess of twenty percent (20%) of the Company's total shares of Common Stock outstanding in connection with the formation of
         "PacificNet Communications Limited-MACAO Commercial Offshore"
         |_|      FOR                          |_|      AGAINST                   |_|      ABSTAIN

3.       Proposal to ratify the previous issuance, and approve future issuances of shares of the Company's common stock to directors and officers of the Company as compensation for services provided to the Company.
         |_|      FOR                          |_|      AGAINST                   |_|      ABSTAIN

4.       Proposal to amend the Company's 1998 stock option plan to increase the number of shares that may be granted as stock option awards under the
         1998 Plan.
         |_|      FOR                          |_|      AGAINST                   |_|      ABSTAIN

5. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.



Date:  _____________, 2003         _____________________________________________

                                   _____________________________________________

                                   PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

                                     ANNEX I
                                     -------

                         COPY OF JOINT VENTURE AGREEMENT

================================================================================

                          EQUITY JOINT VENTURE CONTRACT
                                       FOR
          PACIFICNET COMMUNICATIONS LIMITED - MACAO COMMERCIAL OFFSHORE
        Pacificonet Comunicacoes Limitada - Comercial Offshore de Macau
                               (Portuguese Name)


THIS AGREEMENT is made the 20th day of December 2002.

CHAPTER 1:  GENERAL PRINCIPLES AND INTERPRETATIONS

PacificNet Management Limited, a company existing under the laws of the British Virgin Islands and a wholly owned subsidiary of PacificNet Inc., and Shareholders of International Elite Limited, pursuant to the Law of the Macao Special Administrative Region (SAR) of the People's Republic of China (the "PRC"), the Regulations for the Implementation of the Law of the Macao SAR on Macao Offshore Company, and other relevant laws and regulations of the Macao SAR, based on the principle of equality and mutual benefit, through friendly consultations, have agreed to jointly invest in and establish an equity joint venture, and therefore enter into this contract (hereinafter, this "Contract").

1.       INTERPRETATION

1.1 The Recitals and Schedules form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement and any reference to this Agreement shall include the Recitals and Schedules.

1.2 In this Agreement except where the context otherwise requires the following words and expressions shall have the following meanings:

"Completion"               completion of the JV registration in accordance with
Clause 5 of this Agreement;

"Completion Date"          31st March 2003 (or such later date as the parties
shall agree in writing);

"Conditions"               the conditions contained or referred to in Clause 5;

"Consideration"            the consideration payable for the investment of PACT
Shares to the JV pursuant to Clause 3;

"Hong Kong"                Hong Kong Special Administrative Region of the PRC;

HK$                        Hong Kong dollars

"JV AGREEMENT"             means equity joint venture agreement and the
related Memorandum of Association and Articles of Association to be entered into between Party A and Party B in the agreed terms as set out in this Contract, including its variation, modification and supplement necessitated by the requirements of the Macao SAR approving authority;

"Macao" or "Macau"         Macao Special Administrative Region of the PRC;

"MOP"                      Macao Pataca:  * Note:  Currency Exchange Ratio as of
December 18, 2002:
1 US Dollar (USD) = 8.28180 Macao Pataca (MOP)
1 Macao Pataca (MOP) = 0.12075 US Dollar (USD)

"NET INCOME"               means, for any period, all revenues, income,
earnings or cash flow of any kind or description received during such period by the Joint Venture minus all costs, expenses and taxes paid (whether income, corporate, sales or otherwise to the relevant tax authorities) paid or incurred during such period by the Joint Venture in the ordinary course of its business, together with amounts used to replenish and fund the Reserves (if any);

"PACT"                     means PacificNet Inc. a company incorporated under
the laws of the State of Delaware in the United States of America whose principal office is situate at 860 Blue Gentian Road, Suite 360, Eagan, MN 55121, the United States of America, the shares of which are listed on the NASDAQ stock exchange in the United States of America and is the holding company of the PacificNet Management Limited.

"PACT Shares"              ordinary shares of USD$0.0001 each in the capital of
PACT;

"PRC"                      People's Republic of China;

"RELEASE CRITERIA"         means the basis and conditions by which
the Escrow Agent shall release the relevant portion of Consideration shares to the Joint Venture on the Release Date pursuant to the schedule in Clause 4;

"RELEASE DATE"             means the relevant date by which the Escrow
Agent, pursuant to the Escrow Agreement, shall release such portion of Consideration Shares to the Joint Venture in accordance with the schedule in Clause 4 and upon the Release Criteria being satisfied;

"Tax" and "Taxation"       includes all forms of tax, levy, duty,
charge, fee, contribution, impost or withholding of any nature now or hereafter imposed, levied, collected, withheld or assessed by a local, municipal, governmental, state, federal or other body or authority in Macao SAR or elsewhere (including any fine, penalty, surcharge or interest in relation thereto);

"USD$" or "US$"            United States dollars;

"United States"            United States of America;

"Warranties"               the representations, warranties and undertakings
contained or referred to in Clause 4.8, Clause 8 and Schedule 5.


1.3 Words and phrases (not otherwise defined in this Agreement) the definitions of which are contained or referred to in the Companies Ordinance (Cap. 32) shall be construed as having the meanings thereby attributed to them.

1.4 References in this Agreement to ordinances and to statutory provisions shall be construed as references to those ordinances or statutory provisions as respectively as modified (on or before the date hereof) or re-enacted (whether before or after the date hereof) from time to time and to any orders, regulations, instruments or subordinate legislation made under the relevant ordinances or provisions thereof and shall include references to any repealed ordinance or provisions thereof which has been so re-enacted (with or without modifications).

1.5 The headings are for convenience only and shall not affect the construction of this Agreement.

1.6 All representations, undertakings, warranties, indemnities, covenants, agreements and obligations given or entered into by more than one person are given or entered into jointly and severally.

1.7 Any document referred to herein as being "in the agreed terms" shall be in a form already agreed between the Legal Counsels acting for the parties hereto.

1.8 Except where the context otherwise requires words denoting the singular include the plural and vice versa; words denoting any one gender include all genders; words denoting persons include incorporations and firms and vice versa.

1.9 Reference to clauses, sub-clauses, paragraphs and schedules are (unless the context requires otherwise) to clauses, sub-clauses, paragraphs and schedules of this Agreement.

1.11 The expressions "Party A", "Party B", PACT, and the Joint Venture shall unless the context requires otherwise include their successors, personal representatives and permitted assigns.

1.13 The schedules and appendices form part of this Agreement.


CHAPTER 2:  PARTIES TO THE JOINT VENTURE

2.1 The Parties to this Contract are as follows:

(1) PacificNet Management Limited, a company existing under the laws of the British Virgin Islands whose principal place of business is at Unit 1702, ChinaChem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong (hereafter referred as "Party A"). PacificNet Management Limited is a wholly owned subsidiary of PacificNet Inc. ("PACT"), a company incorporated under the laws of the State of Delaware in the United States of America whose principal office is situate at 860 Blue Gentian Road, Suite 360, Eagan, MN 55121-1575, the United States of America, the shares of which are listed on the NASDAQ stock exchange in the United States of America under the trading symbol of "PACT".

Party A's Representative:
Name:             Tony Tong
Position:         Chairman and CEO of PacificNet Inc.
Citizenship:      USA

(2) Shareholders of International Elite Limited: Mr. LI Kin Shing, Ms. KWOK King Wa, Mr. Li Wang, Mr. Li Yin, and Mr. Li Yi Sheng (hereinafter jointly referred as "Party B"). International Elite Limited is a company existing under the laws of the Cayman Islands whose principal place of business is at Room 3813-3815, Hong Kong Plaza, 188 Connaught Road West, Hong Kong (the "IEL");

Party B's Representative:
Name:             Li Kin Shing
Position:         Chairman of International Elite Limited
Citizenship:      Hong Kong, SAR of China

Party B members:
Party B1: Mr. LI Kin Shing (permanent resident of Hong Kong SAR); Party B2: Ms. KWOK King Wa (permanent resident of Hong Kong SAR); Party B3: Li Wang (permanent resident of Hong Kong SAR);
Party B4:  Li Yin (permanent resident of Hong Kong SAR);
Party B5:  Li Yi Sheng (permanent resident of Hong Kong SAR);

2.2 Pursuant to the Law of the Macao SAR, Party A and Party B agree to establish in Macao SAR an equity joint venture company, namely "PacificNet Communications Limited - Macao Commercial Offshore" and the Portuguese Name as "Pacificonet Comunicacoes Limitada - Comercial Offshore de Macau" (hereinafter, "Joint Venture")

2.3 Each Party represents and warrants to the other that: (i) it is a duly organized and validly existing corporation with independent legal person status in its home country and has the full power and right to conduct its business in accordance with its business license, articles of association or similar corporate organizational documents; (ii) it possesses full power and authority necessary to enter into this Contract and to perform its obligations hereunder;
(iii) the above designated representative of it or its authorized representative has been fully authorized to execute this Contract and to bind such respective Party thereby; and (iv) upon the effective date of this Contract, the provisions of this Contract will constitute its legal, valid and binding obligations. Each Party shall defend, hold harmless and indemnify the other against any and all direct and foreseeable losses, damages, expenses or liability arising from its breach of any of the foregoing representations and warranties.

2.4 Each of Party A and Party B shall have the right to change its Board of Directors representatives, provided that it promptly notifies the other Party hereto in writing of such change and the name, position and nationality of its new Board of Directors representatives.


CHAPTER 3:  THE JOINT VENTURE'S NAME, ADDRESS AND SCOPE OF BUSINESS

3.1 The name of the Joint Venture shall be "PacificNet Communications Limited - Macao Commercial Offshore" and the Portuguese Name as " Pacificonet Comunicacoes Limitada - Comercial Offshore de Macau".

3.2 The Joint Venture shall be registered with the Administration for Commerce of Macao SAR. The Joint Venture may change its legal address in light of its operational needs.

3.3 The Joint Venture shall have the legal status in the Macao SAR. All activities of the Joint Venture shall be in compliance with Macao SAR laws and regulations.

3.4 The organizational form of the Joint Venture shall be a limited liability company. The liability of each Party shall be limited to its contribution to the registered capital of the Joint Venture. In other words, except as otherwise provided herein, once a Party has completed in full its contribution to the Joint Venture as required by the provisions of this Contract, it shall not be required to provide any further funds to the Joint Venture by way of capital contribution, loan, advance, guarantee or otherwise. Creditors of the Joint Venture shall have recourse only to the assets of the Joint Venture and shall not seek repayment of any nature from any of the Parties. The Joint Venture shall indemnify and hold the Parties harmless against any and all losses, damages, or liabilities suffered by the Parties in respect of any third party claims arising out of the operation of the Joint Venture. Subject to the above, the profits, risks and losses, and remaining assets after liquidation of the Joint Venture shall be dealt with in strict accordance with the provisions of this Contract.

3.5 The purpose of the Joint Venture shall be: based on the Parties' desire to enhance economic cooperation and technical exchange, and by adopting advanced and appropriate technologies and scientific methods of operation and management, to provide high-level technical and logistics services, develop new products within its scope of business, gain a competitive edge in the international market in terms of quality, price and so on, improve economic efficiency, and earn a profit and return satisfactory to each Party.

3.6 The scope of business of the Joint Venture shall be:

o provision of telecom and related communications services in the Greater China Region and Asia, including but not limited to Hong Kong, Macao, Taiwan, China, Singapore;
o provision of value added telecom services including Call Center, telemarketing, wireless communications, mobile applications, paging, roaming, short messaging services (SMS), multi-media messaging services
      (MMS), Voice Over IP (VoIP) in the abovementioned regions;
o provision of outsourcing services including customer support, loyalty program, customer care services, telemarketing, data-entry, data processing, secretarial, call answering services in the abovementioned regions;
o provision of e-commerce and mobile commerce (m-commerce) in the abovementioned regions;
o reseller, distributor, value added reseller (VAR), and service agents for telecom services in the abovementioned regions;
o     database marketing, data mining related services;
o research and development of software applications, hardware systems, and solutions related to telecom and CRM services,
o provision of all relevant technical consultancy and services, (collectively, "Joint Venture Businesses").

CHAPTER 4: TOTAL INITIAL REGISTERED CAPITAL, TOTAL INVESTMENT, FORM AND SCHEDULES OF INVESTMENT

4.1 The total Registered Share Capital of the Joint Venture is MOP 100,000.
* Note:  Currency Exchange Ratio as of December 18, 2002:
1 US Dollar (USD) = 8.28180 Macao Pataca (MOP)
1 Macao Pataca (MOP) = 0.12075 US Dollar (USD)

4.2 The contributions by Party A and Party B to the registered capital of the Joint Venture are as follows:

Party A shall contribute MOP 50,100, representing 50.1% of the Joint Venture registered capital, in a single payment in the form of cash, within 10 days of the registration of the JV.

Party B shall contribute MOP 49,900, representing 49.9% of the Joint Venture's registered capital, in a single payment in the form of cash, within 10 days of the registration of the JV.

The total Registered Share Capital will be MOP 100,000 divided into 100,000 shares of MOP1.00 each.
Party A: 50,100 shares allotted to PacificNet Management Limited
Party B:
Party B1:  22,500 shares allotted to Li Kin Shing
Party B2:  22,500 shares allotted to Kwok King Wa
Party B3:  1,700 shares allotted to Li Wang
Party B4:  1,700 shares allotted to Li Yin
Party B5:  1,500 shares allotted to Li Yi Sheng
All the issued shares will be allotted in cash.

4.3 Party A and Party B shall make their capital contributions in full to Joint Venture within ten (10) working days after the Joint Venture receives its business license.

4.4 INVESTMENT SCHEDULE: JV INVESTMENT SCHEDULE

         4.4.1 JOINT VENTURE INVESTMENT BY PARTY B: CUSTOMER SERVICE CONTRACTS:
Subject to the terms of this Agreement, PARTY B agrees to transfer a number of Customer Service Contracts to the JV. The contracts will be valued at not less than USD$20,400,000. PARTY B agrees to provide an independent business appraisal valuation of the business operation, profit model, discounted cash flow projection performed by an independent auditor or valuation appraiser showing that the Valuation of the contracts to be transferred to the JV is not less than USD$20,400,000; (** See Exhibit 1: Valuation Report on various contracts offered to PacificNet Communications Limited - Macao Commercial Offshore, and prepared by HLB Hodgson Impey Cheng )

         4.4.2 Joint Venture Investment by Party A: 170,000,000 (* equivalent to 34,000,000 shares after the 5-for-1 reverse stock split dated Jan 6, 2003) PACT shares

                  4.4.2.1 To match PARTY B's investment of Customer Contracts valuing at USD$20,400,000, PACT agrees to invest into the JV the amount of 170,000,000 (* equivalent to 34,000,000 shares after the 5-for-1 reverse stock split dated Jan 6, 2003) restricted shares of PACT (** WHICH IS EQUIVALENT TO APPROX. USD$20,480,000 BASED ON A VALUATION OF USD$0.12 PER PACT SHARE, THE CLOSING SHARE PRICE ON DECEMBER 19, 2002, THE DAY BEFORE THE SIGNING OF THIS CONTRACT) according to the following issuance schedule.

                           4.4.2.1.1 Within 30 days of the completion of the
registration of the Joint Venture in the Macao SAR, PACT shall deliver to the JV the sum of 4,000,000 (* equivalent to 800,000 shares after the 5-for-1 reverse stock split dated Jan 6, 2003) PACT Shares (the "REFUNDABLE DEPOSIT"), being a refundable deposit and part payment of the investment consideration for the JV;

                           4.4.2.1.2 In the event that: JV fails to receive the
regulatory approvals by the SEC, NASDAQ, or fails to receive the approval of the Shareholders of PACT; or the conditions set out in Clause [5.1] shall not have been fulfilled by the date referred to in Clause 4.4 or such other date as the parties hereto may agree in writing; the JV shall refund to the PACT the Refundable Deposit within thirty (30) days following the date on which PACT rescinds this Agreement.

                  4.4.2.2 In case of any stock split or reverse stock split by PACT, the number of PACT shares to be issued will be adjusted according to the stock split ratio.

         4.4.3 ESCROW ARRANGEMENT FOR INVESTMENT SHARES ANDS ADJUSTMENT

                  4.4.3.1 Party B warrants, represents and undertakes that: (i) the total Net Income of JV for the period from 1st January 2003 to 31st December 2003 ("First Fiscal Year") will not be less than USD$3,000,000. (ii) Party B hereby agrees and acknowledges that the total investment by PACT is based on Party B's warranty in respect of the Net Income of PARTY B as described above. In this regard PARTY B hereby agrees to let the JV appoint the Escrow Agent upon the terms of the Escrow Agreement in the agreed terms to hold all the Investment shares to be issued in accordance with this Agreement on Completion and the JV undertakes with PACT that it shall not either sell, transfer, charge, encumber, grant options over or otherwise dispose of, or of any legal or beneficial interest in any of the Investment shares until such part of the Investment shares are released to by the Escrow Agent to the JV in accordance with the following schedule:

                                                        ACCUMULATED
                                                        NUMBER OF SHARES TO BE      RELEASE CRITERIA BASED ON
RELEASE DATE                                            RELEASED                    ACCUMULATED NET INCOME
------------------------------------------------------- --------------------------- ---------------------------------
0. Within 30 days of the completion of the              4,000,000                   Refundable Deposit:
registration of the Joint Venture in the Macao SAR,     PACT Shares (* equivalent   Within 30 days of the completion
PACT shall deliver to the JV the sum of 4,000,000 (*    to 800,000 shares after     of the registration of the
equivalent to 800,000 shares after the 5-for-1          the 5-for-1 reverse stock   Joint Venture in the Macao SAR.
reverse stock split dated Jan 6, 2003) (the             split dated Jan 6, 2003)
"Refundable Deposit"), being a refundable deposit and
part payment of the investment consideration for the
JV;
------------------------------------------------------- --------------------------- ---------------------------------
1. After Q1 of 2003, within 30 days of the Auditors     27,000,000                  JV has achieved:
certification that the auditor's review relating to JV  PACT Shares (* equivalent   Net Income for the 3 months ending
and its business is acceptable and can be consolidated  to 5,400,000 shares after   on March 31 (Q1) of 2003 of not
into PACT's audited accounts, balance sheet and         the 5-for-1 reverse stock   less than USD$550,000
financial statements, in accordance with the US GAAP.   split dated Jan 6, 2003)
------------------------------------------------------- --------------------------- ---------------------------------
2. After Q2 of 2003, within 30 days of the Auditors     68,000,000                  JV has achieved:
certification that the auditor's review relating to JV  PACT Shares (* equivalent   Net Income for the 6 months ending
and its business is acceptable and can be consolidated  to 13,600,000 shares        on June 30 (Q1+Q2) of 2003 of not
into PACT's audited accounts, balance sheet and         after the 5-for-1 reverse   less than USD$1,200,000
financial statements, in accordance with the US GAAP.   stock split dated Jan 6,
                                                        2003)
------------------------------------------------------- --------------------------- ---------------------------------
3. After Q3 of 2003, within 30 days of the Auditors     113,000,000                 JV has achieved:
certification that the auditor's review relating to JV  PACT Shares (* equivalent   Net Income for the 9 months ending
and its business is acceptable and can be consolidated  to 22,600,000 shares after  on September 30 (Q1+Q2+Q3) of 2003
into PACT's audited accounts, balance sheet and         the 5-for-1 reverse stock   of not less than USD$2,000,000
financial statements, in accordance with the US GAAP.   split dated Jan 6, 2003)
------------------------------------------------------- --------------------------- ---------------------------------
4. After Q4 of 2003, within 30 days of the Auditors     170,000,000                 JV has achieved:
certification that the auditor's review relating to JV  PACT Shares (* equivalent   Net Income for the 12 months
and its business is acceptable and can be consolidated  to 34,000,000 shares after  ending on December 31
into PACT's audited accounts, balance sheet and         the 5-for-1 reverse stock   (Q1+Q2+Q3+Q4) of 2003 of not
financial statements, in accordance with the US GAAP.   split dated Jan 6, 2003)    less than USD$3,000,000
------------------------------------------------------- --------------------------- ---------------------------------
TOTAL PACT SHARES TO BE RELEASED IN 2003                170,000,000                 JV has achieved:
                                                        PACT Shares (* equivalent   Minimum Net Income for 2003 of
                                                        to 34,000,000 shares        not less than USD$3,000,000
                                                        after the 5-for-1 reverse
                                                        stock split dated Jan 6,
                                                        2003)
------------------------------------------------------- --------------------------- ---------------------------------

The JV agrees and undertakes not to dismiss nor withdraw its instructions to the Escrow Agent pursuant to the Escrow Agreement unless the Escrow Agent has voluntarily resigned or ceased to act as escrow agent in accordance with the Escrow Agreement, in which case the JV agrees and undertakes to appoint an escrow agent (as is agreeable to PACT) in its place to act as escrow agent on the same terms and conditions of the Escrow Agreement.

The JV agrees that on the relevant release date (as referred to in the above schedule) JV will collect the relevant portion of the Investment shares from the Escrow Agent (if the Release Criteria has been met).

                  4.4.3.2 In the event that the JV produces only a portion of the quarterly Net Income Release Criteria, the Escrow Agent shall release PACT shares with a deduction in proportion to the shortfall of the Net Income.

                  4.4.3.3 NET INCOME GUARANTEE BY PARTY B AND CASH COMPENSATION BY PARTY B IN CASE OF SHORTFALL OF NET INCOME BELOW USD$3,000,000: In the event that the Net Income at the end of 2003 as warranted by PARTY B is not fulfilled (i.e. USD$3,000,000 Net Income), then PARTY B shall pay to PACT an amount in the form of cash in USD representing the shortfall in Net Income, and the Escrow Agent shall release the remaining shares.

CHAPTER 5.  CONDITIONS

5.1      This Agreement is conditional upon:

         5.1.1 an independent business appraisal valuation of the business operation, profit model, discounted cash flow projection of the Joint Venture and the Subsidiaries having been performed to the reasonable satisfaction of Party A by an independent auditor or valuation appraiser showing that such the Valuation of the Joint Venture and the Subsidiaries as at the time of completion of such valuation is not less than USD$20,400,000;

         5.1.2 Party A being satisfied with the results of a legal and financial due diligence review to be conducted by Party A on the Joint Venture covering such matters as are relevant to the transactions contemplated under this Agreement and as Party A may reasonably request);

         5.1.3 if required, permission from the relevant stock exchange, government and securities authority and regulator in the United States having been obtained in respect of the issue and transferability of any PACT Shares which may fall to be issued herein;

         5.1.4 if required, a resolution at a meeting of the Directors of PACT approving this Agreement, creating and giving authority for the issue of the JV Investment Shares, the implementation of the transactions contemplated hereunder and all other matters incidental hereto in accordance with the provisions of PACT's articles of association bye-laws and such rules, regulations and laws in force from time to time in the United States and which apply to PACT;

         5.1.5 if required, the shareholders of PACT at a meeting of members approving this Agreement, creating and giving authority for the issue of the JV Investment Shares, the implementation of the transactions contemplated hereunder and all other matters incidental hereto in accordance with the provisions of PACT's articles of association, bye-laws and such rules, regulations and laws in force from time to time in the United States and which apply to PACT;

         5.1.6 all other matters as may be required or may be deemed necessary by Party A in order to complete all of the transactions contemplated herein this Agreement.

5.2 Party A, Party B, and the JV shall use their respective best endeavors to ensure that the conditions set out in Clause 5.1 shall be fulfilled by the date set out in Clause 5.4.

5.3 If the conditions set out in Clause 5.1 shall not have been fulfilled, or as the case may be, waived by Party A, on or before March 31, 2003 or such later date as the parties may agree, this Agreement shall lapse and be of no further effect whereupon a sum equal to the Deposit shall be refunded to Party A in accordance with Clause [4.4.2] and no party to this Agreement shall have any claim against or liability to the other party save in respect of any antecedent breaches of this Agreement, including any breaches of this Clause 5.

5.4 From the date of this Agreement until Completion, except for the transactions described herein or otherwise with the prior written consent of Party A:

         (a) Party B warrants and undertakes that they will:

                  (i) keep records in which true and correct entries will be made of all material transactions by and with the Joint Venture and the Subsidiaries;

                  (ii) duly observe all material requirements of governmental authorities unless contested in good faith by appropriate proceedings with the consent of Party A;

                  (iii) promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Joint Venture and the Subsidiaries unless contested in good faith by appropriate proceedings with the consent of Party A;

                  (iv) at all times comply with the provisions of all contracts, agreements and leases to which the Joint Venture and the Subsidiaries is a party, unless contested in good faith by appropriate proceedings with the consent of Party A;

5.5 Party B warrants, represents and undertakes that there shall have been no Material Adverse Change in the customer contracts or the business, prospects, financial condition or results of operations of the Customer Service Contracts.

5.6 Party A shall be entitled to rescind this Agreement by notice in writing to Party B and the Joint Venture if prior to Completion it appears that any of the Warranties is not or was not true and accurate in all respects or if any act or event occurs which, had it occurred on or before the date of this Agreement, would have constituted a breach of any of the Warranties or if there is any material non-fulfillment of any of the Warranties which (being capable of remedy) is not remedied prior to Completion.


CHAPTER 6.  COMPLETION

6.1 Subject to the terms of this Agreement, Completion shall take place pursuant to this clause at the offices of Party A's Legal Counsel on the Completion Date.

6.2 Upon Completion of the JV, Party B shall deliver to the JV:

         6.2.1 executed the transfer and assignment of the Customer Service Contracts from Party B to the JV;

         6.2.2 certified true copies of the minutes of meetings of the Party B's board of directors and shareholders approving the transfer and assignment of the Customer Service Contracts to the JV;

         6.2.3 certified true copies of the minutes of Party B's board of directors and shareholders approving this Agreement and all matters herein contemplated and the transfer and assignment of its Customer Sales Contracts to the JV;

         6.2.4 written confirmation that none of Party B are aware of any matter or thing which is in breach of or inconsistent with any of the representations, warranties and undertakings herein contained;

         6.2.5 such other papers and documents as Party A reasonably require;

         6.2.6 approve and authorize the execution of such documents and/or deeds as Party A may reasonably request in order to facilitate the transactions contemplated herein or necessary to complete the transactions herein;


CHAPTER 7:  TRANSFER, INCREASE OR DECREASE OF THE REGISTERED CAPITAL

Right of first refusal:

7.1 No shareholder in the JV shall transfer all or part of its shares to a third party without the other shareholder's consent. Any such transfer shall be subject to the following procedures:

         (A) In the event that one shareholder intends to sell or transfer its contribution to the registered capital of the Joint Venture to a third party, it shall first notify the other shareholders and offer to sell on the same terms and conditions as are offered to the third party, which terms and conditions shall be set forth in writing, and the other shareholders shall have the right to acquire and purchase such contribution to the registered capital on such terms and conditions in proportion to their share ownership percentage.

         (B) In the event that the other shareholders shall have failed to accept such offer within fifteen (15) days after its receipt of the written offer, the offering shareholder shall be free to transfer the contribution to the said third party on the terms and conditions originally offered.

         (C) If no such transfer is made within ninety (90) days after expiry of the foregoing fifteen (15) day period, then the procedures set forth in this Clause must be complied with again before any transfer to a third party (including the above-said third party to which the offer was previously made) may be made.

Any transfer or assignment made by one shareholder in violation of the above procedures shall be deemed null and void.

Any transfer by a shareholder of all or part of its contribution to the registered capital of the Joint Venture to a third party consistent with the foregoing procedures shall further require the unanimous approval of the Board of Directors and the approval of the examination and approval authorities of the Joint Venture. Such transfer shall only become effective on the date when the examination and approval authorities grant the approval thereof.

Notwithstanding the procedures set forth above, if one shareholder wishes to transfer its shares of the Joint Venture to its affiliate, the other shareholders shall promptly give consent to such proposed transfer and waive the right of first refusal. "Affiliate" shall mean any company which, through ownership of voting stock or otherwise, is controlled by, under common control with, or in control of, a Party; "control" shall mean ownership, directly or indirectly, of more than fifty percent (50%) of the securities having the right to vote for the election of directors in the case of a corporation, and more than fifty percent (50%) of the beneficial interests in the capital in the case of a business entity other than a corporation.

For any transfer that is consistent with the foregoing provisions, all shareholders shall immediately and jointly cause the Board of Directors and the directors appointed by them respectively to approve such transfer and sign any and all documents and take any and all actions that are necessary to effect such transfer.

7.2 Any increase or decrease of the registered capital, or change of the share ownership percentage, shall be approved by the Board of Directors.


CHAPTER 8:  RESPONSIBILITIES OF THE PARTIES

8.1 Both Parties shall use their best endeavors to support and assist the Joint Venture in achieving its business objectives.

8.2 PARTY A SHALL ASSUME THE FOLLOWING RESPONSIBILITIES AND OBLIGATIONS FOR THE JOINT VENTURE:

         (1) continually introducing advanced e-business and CRM software technologies to the Joint Venture, solving technical quality problems, providing technical consulting, in an effort to make the Joint Venture's technologies being advanced in the international market;

         (2) providing technical training and guidance to the managerial and technical personnel of the Joint Venture;

         (3) assisting the Joint Venture in its marketing and public relations endeavors in the North America, and in developing the trans-Pacific market and promoting the business development of the Joint Venture;

         (4) handling other matters reasonably delegated to it by the Joint Venture.

The Parties agree that the specific terms and conditions, on which Party A shall provide to the Joint Venture technologies, technical consultancy, research and development services and technical training under Items (1), (2) and (3) above, including without limitation the methods for provision of technologies, the ownership of the technologies and the fees for use of technologies and services and training, shall be based on the principle of fairness and reasonableness.

8.3 Party B shall assume the following responsibilities and obligations for the Joint Venture:

         (1) handling applications to the relevant government authorities for the approval and registration of the Joint Venture, and securing the business license and permits, as required for the establishment of the Joint Venture and for the future expansion of the JV in the following regions: including but not limited to Hong Kong, Macao, Taiwan, China, Singapore;

         (2) providing assistance to the Joint Venture in purchasing or leasing office space, equipment, articles for office use, vehicles, communications apparatus and so on in China;

         (3) assisting the Joint Venture in its marketing and public relations endeavors in the Greater China Region, and in developing the Chinese market and promoting the business development of the Joint Venture;

         (4) handling other matters reasonably delegated to it by the Joint Venture.


CHAPTER 9:  BOARD OF DIRECTORS, OPERATION AND MANAGEMENT

9.1 The Board of Directors shall be the highest authority of the Joint Venture and shall determine all major issues of the Joint Venture.

9.2 The Board of Directors shall be deemed as established on the date when the Joint Venture is duly registered, and shall hold its first meeting within thirty
(30) days thereafter.

9.3 The Board of Directors shall be composed of five (5) directors, of which three (3) shall be appointed by Party A and two (2) by Party B. The Directors shall each serve a term of one (1) year and may serve additional term or terms if reappointed by the Party who appointed him. If a Party is to replace a director before the expiry of his term of office, it shall notify the other Party and the Joint Venture in writing fifteen days in advance, failing which the replacement shall not become effective.

9.4 A Board meeting shall require a quorum of at least three (3) directors. A director who is not able to attend at a Board meeting shall give a proxy in writing to another person, who shall attend and vote on his behalf. A director who has been notified of a Board meeting but failed to attend the meeting in person or by proxy shall be deemed to have attended the Board meeting and consented to all the resolutions adopted by the Board meeting; all resolutions adopted by a Board meeting accordingly shall be deemed valid and effective. A Board meeting may be held by telephone or video-conferencing.

9.5 The Board of Directors shall meet at least once every quarter. A Board meeting may be called by any director.

9.6 Board resolutions concerning the following major issues shall require the unanimous vote of all the directors or their proxies present at the Board meeting:

         (1) any amendment to the Articles of Association of the Joint Venture;

         (2) separation, merger, dissolution or liquidation of the Joint
Venture;

         (3) any increase, decrease or transfer of the registered capital of the Joint Venture;

         (4) any business transaction between the Joint Venture and any of its shareholders, directors or senior management personnel;

         (5) deciding the employment, the duties and powers and the compensation of the General Manager and the Vice General Manager;

         (6) the annual business plans, labor and compensation plans, and financial budget for revenues and expenditures, of the Joint Venture ;

         (7) the annual profit distribution plans;

         (8) development plans of the Joint Venture and investment plans involving more than USD$300,000;

         (9) other matters for which the unanimous vote of the Board of Directors shall be required. Board resolutions concerning any issues other than those major issues enumerated in this Clause 9.6 shall require a simple majority vote of all the directors or their proxies present at the Board meeting.

9.7 The Joint Venture shall establish an operation and management structure to be responsible for the daily operation and management of the Joint Venture. Such structure shall include one (1) General Manager, recommended by Party A, and one
(1) Vice General Manager, recommended by Party B. Both the General Manager and the Vice General Manager shall be appointed by the Board of Directors, and shall serve a term of one (1) year. The General Manager and Vice General Manager may be removed and replaced by the Board of Directors at any time with a resolution. Other managerial personnel shall be appointed by the General Manager.

9.8 The task of the General Manager shall be to carry out the various resolutions of the Board of Directors and organize and direct the daily operation and management of the Joint Venture. The Vice General Manager shall assist the General Manager in his work, and shall serve as the acting General Manager should the General Manager be unable to exercise his responsibilities. The General Manger shall consult with, and obtain the consent of, the Vice General Manager before making decisions on all major business matters of the Joint Venture. The operation and management structure may consist of certain departments, the managers for which shall be responsible for the work of the relevant departments, handle matters delegated by the General Manager and the Vice General Manager, and report to the General Manager and the Vice General Manager.

9.9 In the event of graft or serious dereliction of duty, the General Manager and the Vice General Manager may be removed and replaced by the Board of Directors with a resolution at any time.


CHAPTER 10:  LABOR MANAGEMENT

10.1 The General Manager shall prepare plans for the employment, dismissal, wages, labor protection, welfare, rewards and punishments and other matters of the employees of the Joint Venture in accordance with the Labor Law of the Macao SAR and other relevant regulations, and shall implement such plans as approved by the Board of Directors.

10.2 Labor contracts entered into between the Joint Venture and its employees shall be filed with the local labor management authorities for record.

10.3 The employment, wages and compensation, social insurance, welfare, travel and lodging expenses and other matters of senior managerial personnel recommended by Party A and Party B shall be discussed and determined by the Board of Directors.


CHAPTER 11:  TAXES, FINANCIAL MATTERS AND AUDITING

11.1 The Joint Venture shall pay taxes and be entitled to various tax reductions and exemptions in accordance with the relevant laws and regulations of the Macao SAR.

11.2 The fiscal year of the Joint Venture shall commence on January 1, and end on December 31, of each year.

11.3 Within thirty (30) days after the end of each quarter of a year, the Joint Venture shall provide the balance sheet for such quarter to each of Parties and each director. Each of the Parties and each director shall also have the right to make inquiries to the Joint Venture from time to time as to the operational and financial status, and shall be entitled to receive written replies thereto from the Joint Venture.

11.4 A Macao registered accountant shall be engaged to audit the financial matters of the Joint Venture and shall provide a report of such audit to the Board of Directors and the General Manager.

If either party deems it necessary to engage an accounting institution or CPA licensed in the USA to audit the financial matters of the Joint Venture, the Joint Venture shall consent to such audit.

11.5 All foreign exchange matters shall be dealt with in accordance with the Regulations of the Macao SAR and relevant regulations.


CHAPTER 12:  SHARING OF PROFITS AND LOSSES

12.1 The profits of the Joint Venture remaining thereafter shall be distributed to the Parties in proportion to the ratio of their contributions to the registered capital of the Joint Venture.

12.2 Party A and Party B agree that, in order to support the development of the Joint Venture, no profits of the Joint Ventures shall be distributed within two
(2) years after the establishment of the Joint Venture.


CHAPTER 13:  AMENDMENT TO AND TERMINATION OF THIS CONTRACT

13.1 No amendment to this Contract, including its Appendices, shall be effective unless a written agreement or an appendix hereto has been approved by the board of directors of the JV.

13.2 The Joint Venture may be terminated under any of the following circumstances, subject to the approval of the examination and approval authorities:

         (A) The Board may decide to terminate the Joint Venture at any time if:

                  (i) the Joint Venture is unable to continue operations due to the failure of one of the Parties to perform its obligations under this Contract;

                  (ii) the Joint Venture is unable to continue operations due to potential or actual heavy losses caused by Force Majeure;

                  (iii) the Joint Venture is unable to achieve its intended objectives and there is no reasonable prospect for favorable development in this regard; or

                  (iv) any other circumstances as deemed appropriate by the Board.

         (B) The Board may pass a resolution to terminate the Joint Venture upon the agreement of both Parties.

13.3 Either Party shall have the right to terminate this Contract upon giving written notice to the other Party in the event that any of the followings shall have occurred:

                  (i) the other Party shall have been in material breach of its obligations under this Contract and shall have failed to cure such breach within sixty (60) days after its receipt of written notice of such breach from the terminating Party;

                  (ii) performance by the other Party of its obligations under this Contract shall have been prevented for a period in excess of six (6) months by reason of an event or circumstance of Force Majeure;

                  (iii) the Joint Venture shall have become insolvent, or a petition or proceedings of any kind as to its bankruptcy shall have been filed or commenced, or any proceedings shall have been commenced for its dissolution or winding up;

                  (iv) any applicable law or government authority requires any term or condition of this Contract to be revised in such a manner so as to cause significant adverse consequences to the operation of the Joint Venture; or

                  (v) any approval, license or permit applied for by the Joint Venture, and which is of fundamental importance to the operation of the Joint Venture, is not granted by the relevant government authority, or having been granted, is subsequently revoked or canceled.

13.4 The early termination of this Contract by either Party in accordance with this foregoing provisions shall be without prejudice to the accrued rights and liabilities of either Party on the date of such termination, and any other rights or remedies under this Contract or under law, except any such rights which shall have been waived in writing by the respective Parties.

13.5 Upon dissolution of the Joint Venture, the Board of Directors shall work out procedures and principles for the liquidation, nominate candidates for the liquidation committee, and supervise the liquidation.

13.6 Upon completion of liquidation pursuant to relevant Macao SAR regulations, the liquidation committee shall submit a liquidation report to the Board of Directors for approval, submit the same to the original examination and approval authorities for approval, go through the formalities for canceling its registration with the original registration authorities, and return its business license for cancellation.

13.7 The properties of the Joint Venture remaining after its liquidation shall be distributed in proportion to the ratio the Parties' respective contributions to the registered capital of the Joint Venture.

13.8 After the dissolution of the Joint Venture, its account books and various documents shall be retained by Party A.


CHAPTER 14:  FORCE MAJEURE

14.1 "Force Majeure" shall mean any event, not existing as of the date of this Contract and not reasonably foreseeable or within the control of the Parties as of such date, which prevents, in whole or part, the performance by one of the Parties of its obligations hereunder or makes the performance of such obligations commercially unreasonable, including, without limitation, acts of state or governmental action, crisis, war, and natural catastrophe.

14.2 If due to any event or circumstance of Force Majeure, either Party is unable to fulfill any or all of its obligations under this Contract, such Party shall not be considered to be in default under this Contract, but shall continue to fulfill its other obligations hereunder that are not affected by the event or circumstance of Force Majeure. The period allowed for the performance of the obligations affected by the event or circumstance of Force Majeure shall automatically be extended for a period equal to the period during which the Force Majeure continues.

14.3 Either Party shall promptly inform the other Party of the event or circumstance constituting Force Majeure and, within thirty (30) days thereof, shall provide all relevant details and appropriate proof of the occurrence and duration of such event.

14.4 The Party claiming Force Majeure shall use all reasonable efforts to overcome the delay caused by the event or circumstance of Force Majeure. Subject to the provisions of Clause 13.2 (A), the Board shall meet and decide, based on the extent and nature of the effect such event or circumstance may be expected to have on the performance of the Contract, whether or not the Contract should be terminated and, if not, whether other performance under the Contract which is not directly affected by the event or circumstance of Force Majeure should be postponed.


CHAPTER 15:  SETTLEMENT OF DISPUTES

15.1 The formation of this Contract and its Appendices and related agreements, and the validity, interpretation, performance and settlement of disputes thereof shall be governed by the laws of the Macao SAR and the laws of Delaware USA.

15.2 Any disputes arising out of or in connection with this Contract shall be resolved through friendly consultations by the Parties; if no agreement can be reached through consultations within thirty (30) days after the occurrence of such dispute, either Party shall have the right to submit such dispute to the International Economic and Trade Arbitration Commission Hong Kong Branch for arbitration in Hong Kong in accordance with its procedures of arbitration. The arbitral award shall be final and binding upon both Parties.


CHAPTER 16:  CONFIDENTIALITY

16.1 Each Party may have received from the other Party prior to the conclusion of this Contract, and may from time to time during the term of this Contract receive from the other Party or the Joint Venture, information which is confidential or proprietary ("Confidential Information") to the disclosing Party or to the Joint Venture.

CHAPTER 17:  EFFECTIVENESS AND MISCELLANEOUS PROVISIONS

17.1 Any appendix hereto that is signed based on the various principles set forth in this Contract, including the Joint Venture Articles of Association and related agreements, shall constitute an integral part of this Contract. If there is any conflict between any appendix hereto and the provisions of this Contract, this Contract shall prevail.

17.2 Any notice from one Party to the other shall be sent in writing or by e-mail or facsimile. The legal residence of each Party set forth herein or another address designated by such Party shall be the address for such Party to receive a notice. In the event that the legal residence of a Party is changed, a notice thereof must be sent to the Joint Venture, failing which such Party shall be liable for any miscommunications caused thereby.

17.3 This Contract shall have seven (7) original copies in English. Copies of this Contract shall be submitted to the examination and approval authorities according to their requirements. If this Contract is translated into Chinese, Portuguese, or other languages, the English language version should be interpreted as the official contract.

17.4 This Contract is subject to final approval by the Board of Directors of PACT.

17.5 This Contract is subject to final approval by the shareholders of PACT at a shareholders meeting.

17.6 This Contract is signed in Hong Kong SAR, China by the authorized representatives of the Parties on December 20, 2002.

(Signature page)

PARTY A:
PACIFICNET MANAGEMENT LIMITED. (CORPORATE CHOP)
Tony Tong, Chairman & CEO                        Signature:  /s/ Tony Tong

PARTY B:
SHAREHOLDERS OF INTERNATIONAL ELITE LIMITED:

Party B1:  Mr. LI Kin Shing:                     Signature:  /s/ LI Kin Shing
                                                             ----------------
Party B2:  Ms. KWOK King Wa                      Signature:  /s/ KWOK King Wa
                                                             ----------------
Party B3:  Mr. LI Wang                           Signature:  /s/ LI Wang
                                                             -----------
Party B4:  Ms. LI Yin                            Signature:  /s/ LI Yin
                                                             ----------
Party B5:  Mr. LI Yi Sheng                       Signature:  /s/ LI Yi Sheng
                                                             ---------------

ANNEX II

                                FAIRNESS OPINION

                [Letterhead of Turner, Stone, & Company, L.L.P.]

TO:  Board of Directors,  PacificNet Inc.

FROM:  Turner, Stone, & Company, L.L.P.

Dear PacificNet Board of Directors,

You have requested that we render our opinion as to the fairness, from a financial perspective, to the stockholders of PacificNet Inc. (PACT), a Delaware corporation (the Company), of a proposed joint venture between PacificNet Management Limited (PML), a British Virgin Islands company and a wholly owned subsidiary of PACT, and the stockholders of International Elite Limited (IEL), a Cayman Islands company not otherwise related to PACT or its stockholders, directors or officers. The transaction will be effected pursuant to the terms and conditions of the Equity Joint Venture Contract dated December 20, 2002 (Contract).

The transaction will be structured as a joint venture between PML and IEL with the resulting entity, PacificNet Communications Limited - Macao Commercial Offshore (PCL-MCO), being a limited liability company that will be registered in the Macao Special Administration Region (SAR) of China. Generally, the business purpose of PCL-MCO will be to market PACT's existing services in the greater China region. The functional currency of PCL-MCO will be the Macao Pataca, which has a current exchange rate with the U.S. dollar of 1 U.S. dollar equals 8.28180 Macao Pataca (MOP).

Under the terms and conditions of the Contract, PACT will initially contribute to the joint venture MOP 50,100 ($6,049USD) and receive a 50.1% interest in the registered capital of the joint venture and IEL will initially contribute MOP 49,900 ($6,025USD) and receive a 49.9% interest in the registered capital of the joint venture. These initial contributions will constitute the total initial registered share capital of the joint venture.

Additionally, IEL will transfer to the joint venture a number of Customer Service Contracts with a fair value of not less than $20,400,000 USD. The fair value of the Customer Service Contracts is to be supported by an independent business appraisal provided by IEL by an individual qualified to provide such valuations. Also, to match IEL's investment of Customer Service Contracts, PML will contribute to the joint venture 34,000,000 PACT common stock shares (approximately equivalent to the above fair value based on a valuation of $0.60USD per PACT share).

Within 30 days of the formation of the joint venture, PACT is obligated to transfer to the joint venture 800,000 of its shares of common stock. However, the shares are to be returned to PACT if the joint venture does not obtain the regulatory approval, fails to receive the approval of its stockholders to enter into this transaction or the joint venture is otherwise rescinded as provided for in the joint venture agreement.

The remaining 33,200,000 PACT common stock shares will be held in escrow subject to the terms of an Escrow Agreement. The actual number of shares that will be transferred to the joint venture will be determined on a quarterly basis over the first four operating quarters based on achieved levels of net income as stated in the Joint Venture Contract. As each net income level is achieved, the Escrow Agent will release the stipulated number of common stock shares from escrow to be transferred into the joint venture.

In this regard, IEL represents, warrants and undertakes that the net income of the joint venture for the first year of operations will not be less than $3,000,000USD. IEL further acknowledges and agrees that the total investment by PACT is based on IEL's warranty with respect to the net income. In the event that the above net income is not achieved during the first year, IEL will pay directly to PACT the shortfall in net income less than $3,000,000 USD. Upon the payment of this shortfall, if any, the above PACT shares will be transferred to the joint venture.

In our review, we have assumed, at your direction, that the definitive documents to be prepared, used and signed by the parties to formally effect the transaction will not, when executed, contain any terms or conditions that differ materially from the terms and conditions contained in the Contract which was attached as an exhibit to your Schedule 14a Proxy Statement and filed with the U.S. Securities and Exchange Commission.

In connection with our opinion, among other things, and at the direction of PACT management, we have (i) held several discussions with PACT management and PACT's independent auditors however, took no steps to independently verify the substance of such discussions, (ii) reviewed an unexecuted copy of the Contract,
(iii) reviewed certain public information made available to us by PACT and relating to PACT although we took no steps to independently verify the substance of such public information and (iv) reviewed the historical stock prices for PACT which we have determined to be comparable to PACT.

We have not been requested to, and did not, communicate in any way with IEL or any of its stockholders, directors or officers regarding the Contract, any of its terms and conditions or any other aspects of the transaction. Additionally, we have not been asked to consider, and our opinion does not address, the relative merits of the transaction as compared to any alternative business strategy that might exist for PACT. Furthermore, we have not negotiated the Contract, provided any legal advice or otherwise advised you or been involved in any aspect of the transaction.

In rendering this opinion, we have been directed to rely, without independent verification, on the accuracy of all of the financial and other information that was publicly available or furnished to us by PACT or their independent auditors. We have further relied upon the assurances of PACT's management that they are not aware of any facts that would make any of the foregoing information inaccurate or misleading. We have not made or obtained or assumed any responsibility for making or obtaining any independent evaluations or appraisals of the Customer Service Contracts or other PACT or IEL assets nor have we been furnished with any such evaluations.

Our opinion is based upon our analysis of the foregoing factors in light of our assessment of general economic, financial and market conditions as they exist and as evaluated by us as of the date hereof.

Other than our engagement to analyze this transaction and render our opinion as to the fairness of this transaction as it applies to the stockholders of PACT, our firm is not affiliated with or associated with in any way to any of the parties to this transaction or any of their major stockholders, directors, officers or other members of management. Furthermore, our firm has not in the past provided any services to any of the parties to this transaction nor is it contemplated at this time that we will provide any additional services to any of the parties to this transaction. In addition, PACT has agreed to indemnify us against certain liabilities arising out of our engagement.

This opinion is intended for the benefit and use of PACT's board of directors in considering this transaction and does not constitute a recommendation to any individual stockholder or group of stockholders as to how such stockholder should vote on any matter relating to the transaction. This opinion may not be used by PACT for any other purpose or published, reproduced, disseminated, quoted or referred to by PACT at any time, in any manner or for any purpose, without our prior written consent, except that this opinion may be reproduced in full in, and references to the opinion and to us (in each case in such form as we shall approve) may be included in, the solicitation/recommendation statement that PACT distributes to stockholders in connection with the transaction and any proxy/information statement filed with the Securities and Exchange Commission in connection with the transaction.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the transaction is fair to the PACT stockholders from a financial perspective.

Very truly yours,

/s/ Turner, Stone, & Company, L.L.P.
Turner, Stone, & Company, L.L.P.

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ANNEX III

                         AMENDED 1998 STOCK OPTION PLAN
                         ------------------------------


                        PACIFICNET INC. STOCK OPTION PLAN

         1. PURPOSE OF THE PLAN. The purpose of this Stock Option Plan (the "Plan") is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

         (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

         (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

         (c) "Board" means the Board of Directors of the Company

         (d) "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

         (f) "Common Stock" means the Common Stock of the Company

         (g) "Company" means PacificNet Inc., a Delaware corporation.

         (h) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

         (i) "Director" means a member of the Board of Directors of the Company.

         (j) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

         (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider (defined below) shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

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

                  i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                  iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

         (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (q) "Option" means a stock option granted pursuant to the Plan.

         (r) "Option Grant" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Grant is subject to the terms and conditions of the Plan.

         (s) "Option Exchange Program" means a program whereby outstanding Options are exchanged for Option with a lower exercise price.

         (t) "Optioned Stock" means the Common Stock subject to an Option.

         (u) "Optionee" means the holder of an outstanding Option granted under the Plan.

         (v) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (w) "Plan" means this PacificNet Inc. Stock Option Plan.

         (x) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

         (y) "Service Provider" means an Employee, Director or Consultant.

         (z) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

         (aa) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 6,000,000 shares. The Shares may be authorized but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4. ADMINISTRATION OF THE PLAN.

         (a) Administrator. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

         (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

           (i) to determine the Fair Market Value;

           (ii) to select the Service Providers to whom Options may from time to time be granted hereunder;

           (iii) to determine the number of Shares to be covered by each such award granted hereunder;

           (iv) to approve forms of Option Grants for use under the Plan;

           (v) to determine the terms and conditions, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

           (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

           (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

           (viii) to initiate an Option Exchange Program;

           (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

           (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

           (xi) to construe and interpret the terms of the Plan and awards granted and pursuant to the Plan.

         (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

         5. Eligibility.

         (a) Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

         (b) Each Option shall be designated in the Option Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

         6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

         7. TERM OF OPTION. The term of each Option shall be stated in the Option Grant; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Grant.

         8. OPTION EXERCISE PRICE AND CONSIDERATION.

         (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

            (i) In the case of an Incentive Stock Option

                (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii) In the case of a Nonstatutory Stock Option

                (A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                (B) granted to any other Service Provider, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of(l) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

   9. EXERCISE OF OPTION.

         (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Grant. Except in the case of Options granted to Officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Grant) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Grant and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Grant (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Grant (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Grant (or at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Grant) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Grant, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. NON-TRANSFERABILITY OF OPTIONS. The Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

         (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

         (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

         13. AMENDMENT AND TERMINATION OF THE PLAN.

         (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

         (b) Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

         (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         14. CONDITIONS UPON ISSUANCE OF SHARES.

         (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         15. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         17. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

         18. INFORMATION TO OPTIONEES AND PURCHASERS. The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.